FocusShares Trust

Supplement dated March 19, 2008
to the Prospectus dated November 28, 2007

FocusShares ISE Homebuilders Index Fund
FocusShares ISE SINdex Fund
FocusShares ISE-CCM Homeland Security Index Fund
FocusShares ISE-Revere Wal-Mart Supplier Index Fund

Effective March 12, 2008, the Prospectus is hereby supplemented as follows:

On page 32 of the Prospectus, under the heading “Management — Portfolio Manager,” the paragraph is replaced in its entirety with the following:

Portfolio Manager
The Portfolio Manager currently responsible for the day-to-day management of each Fund’s portfolio is Shaun Murphy, a Senior Vice President of the Sub-Advisor since 2004. Mr. Murphy is the U.S. team leader for international quantitative products and manages quantitative equity portfolios. Prior to joining the Sub-Advisor, he was a portfolio manager at State Street Global Advisors. The SAI contains additional information about the Portfolio Manager’s compensation, other accounts managed by Mr. Murphy and his ownership of securities held in any of the Funds.